Exhibit 10.1

AMENDMENT

TO THE

1999 DIRECTOR STOCK OPTION PLAN

OF

SYMMETRICOM, INC.

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Symmetricom, Inc., a corporation organized under the laws of the State of Delaware, under Section 11(a) of the 1999 Director Stock Option Plan of Symmetricom, Inc. (the “Plan”), the Board hereby amends the Plan as follows.

Section 4(ii) of the Plan is hereby amended in its entirety to read as follows:

“(ii) Each Outside Director shall be automatically granted an Option to purchase 20,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.”

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I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of Symmetricom, Inc., effective as of August 6, 2004.

By:	/s/ WILLIAM SLATER
William Slater Chief Financial Officer